1     First Quarter 2016, Champion Europe and Knights Apparel FAQs    Updated April 21, 2016– New or updated information is in red        First Quarter 2016 and HBI‐ related FAQs    Q:  Can you provide an update on your various initiatives to reenergize sales growth?      A:  Last quarter we highlighted several initiatives designed to reenergize our sales growth.  One of the initiatives is to  expand the space of our successful Innovate‐to‐Elevate platforms.  For 2016, we secured new space for various X‐ Temp products in the mass and mid‐tier channels.  A second initiative is to ensure we are focusing on our core  products with the right balance of promotion, media and innovation.  During the first quarter, we began  rebalancing our marketing features to drive our core and the initial sell through results were positive.  As we look to  the second half, we’re on‐track to launch our next big innovation directly into our core.  A third initiative is to drive  online growth.  As the migration to online accelerates, we are re‐allocating our personnel and marketing resources  to capture this consumer shift.  In the first quarter, our U.S. online sales, across all channels, increased 15% over last  year, and now represent 8% of our domestic sales.  We feel really good about the progress we have made.  While  these initiatives are not expected to fully impact sales growth until the second half of the year, our progress to‐date  gives us confidence in our ability to deliver on our 1% – 3% revenue growth guidance for the year.        Q:  Can you provide an update on your inventory reduction action plan?      A:  The bulk of the actions to reduce our inventory are expected to come in the first half, while the reduction in our  inventory level is expected to begin in the third quarter and continue through the end of the year.  During the first  quarter, we took time out within our manufacturing network, we lowered the use of external sourcing and we  reduced raw material purchases.  We expect to complete essentially all of these actions in the second quarter.  Our  guidance calls for close to $20 million of inventory‐related costs this year, $8 million of which hit our P&L in the first  quarter with a majority of the remaining costs expected to come in the second quarter.  We are on‐track to reduce  our inventory as planned and this gives us confidence in our ability to deliver our cash flow guidance for the year.      Q:  Can you provide an update on your current acquisition integrations?      A:  With respect to Hanes Europe, we are making great progress on our synergies and remain on‐track to deliver €100  million of annual operating profit by the end of 2018.  The in‐sourcing of production continues to ramp up and  we’ve begun reducing SG&A as 120 people exited our operations in France at the end of the quarter.  We have  completed nearly 8,000 action items and are about two‐thirds of the way through the integration.  With respect to  Knights Apparel, we have completed essentially all of the integration actions and are on‐track to double their  operating profit by 2018.  With respect to our Champion Japan acquisition, this integration is complete.  Lastly, we  have begun our initial integration planning for Champion Europe.  We’re excited about the significant revenue  growth opportunity for the Champion brand and we are on‐track for a midyear close.  Overall, our integrations are  progressing on or ahead of schedule, which not only gives us confidence in our ability to deliver $40 million of  synergy benefits this year, but also provides us with the bandwidth to do additional acquisitions.

2     Q:  What were the pretax related charges in the quarter and what is your forecast for 2016?      A:  Our pretax charges only reflect acquisition and integration charges related to the acquisitions of Hanes Europe  Innerwear, Knights Apparel and Champion Japan.  For the quarter, we incurred approximately $25 million in pretax  charges, of which approximately $19 million were related to Hanes Europe Innerwear, approximately $4 million  were related to Knights Apparel and approximately $2 million were related to Champion Japan.  For full year 2016,  we expect pretax charges of approximately $85 million, with roughly 80% attributable to Hanes Europe Innerwear,  roughly 15% to Knights Apparel and the balance to Champion Japan.  These pretax charges exclude any impact  from Champion Europe.        Q:  Can you provide any details on the $380 million in share repurchases?      A:  To‐date in 2016, we have invested roughly $380 million to repurchase just over 14 million shares at an average price  of $26.65 per share.  This did not have an impact on Q1 earnings per share.  The amount spent is in‐line with our  guidance, which stated that our 2016 earnings per share guidance included an assumption for 2016 share  repurchases at a similar dollar level to 2015.      Q:  What acquisition expectations are factored into your 2016 guidance?  A:  Our 2016 guidance assumes approximately $50 million in revenue from acquisitions and approximately $40 million  in synergy contributions from Hanes Europe Innerwear, Knights Apparel as well as the remaining synergies from  Maidenform.  These assumptions include roughly $20 million in revenue from the Knights Apparel wrap in the first  quarter (recall we closed our acquisition of Knights Apparel on April 6, 2015).  The remaining approximately $30  million in revenue contributions is from the re‐acquisition of the remainder of the Champion rights in Japan.      Q:  What macroeconomic and currency expectations are factored into your 2016 guidance?  A:  From a macro perspective, we assume the overall consumer environment remains challenging, as has been the case  over the past several years.  The low‐end of our guidance assumes that the poor holiday traffic trends in the fourth  quarter of 2015 repeat in 2016, while the high‐end of our guidance assumes a more normalized fourth quarter in  2016 as well as contributions from our various sales initiatives.  With respect to currency, our guidance assumes  approximately $40 million of incremental revenue headwinds in 2016, which equates to roughly 60 to 70 basis  points of growth, and approximately $4 million of headwind to our operating profit.  While the euro represents our  largest currency exposure, on‐balance we are assuming a stronger U.S. Dollar relative to all of our major currencies.   For perspective, in 2015 currency was a $95 million revenue headwind, which equated to roughly 180 basis points  of growth, and a roughly $10 million headwind to operating profit.        Q:  Can you provide any additional thoughts on the drivers of your expected improvement in 2016 operating margins?  A:  The mid‐point of our 2016 guidance implies a 100 basis point increase in our operating profit margin.  For 2016,  more of the expected operating margin expansion is coming from SG&A leverage than from gross margin  improvement.  SG&A leverage is expected to come from acquisition synergies, as more of 2016 synergies are in  SG&A, as well as our continued execution on cost control programs, while the normal gross margin drivers such as  supply chain efficiencies and Innovate‐to‐Elevate are partially mitigated by the costs associated with reducing our  inventory as we make small adjustments to our manufacturing production schedule.

3     Q:  Can you provide any additional insights regarding your 2016 guidance?  A:  Aside from the various comments provided in earlier answers, there are several other items to keep in mind.  First,  the bulk of our expected roughly $40 million in acquisition synergies are expected to come in the second half of 2016.   Second, the expected roughly $40 million of currency headwinds are heavily weighted to the first half of 2016, with  the largest single quarter impact expected in the first quarter.  Third, the expected costs associated with reducing  our inventory are roughly $20 million, with the bulk expected to come in the first half.  Fourth, our full‐year tax rate  is estimated to be 10% to 11%, which we expect to be more quarterly consistent than in prior years due to the  completion of the IRS audit.           Q:  How big is the online channel for Hanesbrands and are you focused on driving growth in this channel?  A:  Overall apparel sales online are growing at a high‐teens rate.  Our U.S. online sales represent roughly 8% of our  total domestic sales across the online sites of traditional retailers, online pure‐plays as well as our own websites, and  are growing in‐line with the overall online apparel category.  We have focused and dedicated numerous people and  resources to drive our online business both domestically and internationally, and we have seen great success.  For  example, one of the largest online pure‐plays is now our 7th largest domestic customer, representing over 1% of total  sales.        Q:  Given the recent comments in the press regarding certain tax structures can you comment on your tax rate?  A:  The recent comments in the press were centered around artificial tax structures, with a specific focus on inversions and  earnings stripping.  We do not use inversions.  We do not do earnings stripping.  We do not engage in artificial tax  management.  Our accounting and tax strategies are sound.  In fact, we were recently audited by the IRS (see our third  quarter 2015 Form 10Q) and the audit was closed with no adjustments.  Our tax rate is the by‐product of our global  business model, which we believe is sustainable for many years to come.            Q:  Have your thoughts on capital allocation changed?      A:  There is no change to our strategy.  Our capital allocation strategy is to effectively deploy our significant, consistent  cash flow to generate the best long‐term returns for our shareholders.  Over time, our goal is for our net debt‐to‐ EBITDA to be in a range of 2 to 3 times.  Our strategy is to use our cash flow to fund capital investments and our  dividend, use debt for acquisitions and use excess free cash flow, which is defined as cash from operations less  capital expenditures and dividends, to repurchase stock.          Q: Will your capital expenditures increase significantly as a result of your acquisition strategy?  A:  With acquisitions, as the size of our business, profit and cash flows increases, so should the absolute level of our  capital spending.  Although our spending on capital expenditures has and is expected to continue to fluctuate year to  year, we expect our capital expenditures to average around 1.75% of sales going forward, which is in‐line with our  historical average, and over time should roughly equal depreciation.  Spending at this level should allow our global  supply chain to remain competitive while also handling the increased capacity needs for growth and our acquisition  strategy.

4     Q:  How does a change in currency exchange rates impact your financial results?  A: Changes in exchange rates between the U.S. Dollar and other currencies can impact our financial results in two ways;  a translation impact and a transaction impact.  The translation impact refers to the impact that changes in  exchange rates can have on our published financial results.  Similar to many multi‐national corporations that publish  financial results in U.S. Dollars, our revenue and profit earned in local foreign currencies is translated back into U.S.  Dollars using an average exchange rate over the representative period.  A period of strengthening in the U.S. Dollar  results in a negative impact to our published financial results (because it would take more units of a local currency to  convert into a dollar).  The opposite is true during a period of weakening in the U.S. Dollar.  Our biggest foreign  currency exposure is the euro.     The transaction impact on financial results is common for apparel companies that source goods because these goods  are purchased in U.S. Dollars.  The transaction impact from a strengthening dollar would be negative to our financial  results (because the U.S. Dollar‐based costs would convert into a higher amount of local currency units, which means  a higher local‐currency cost of goods, and in turn, a lower local‐currency gross profit).  The transaction impact from  exchange rates is typically recovered over time with price increases.  However, during periods of rapid change in  exchange rates; pricing is unable to change quickly enough.  In these situations, it could make sense to hedge the  exchange rate exposure in sourcing costs.          Champion Europe‐related FAQs    Q:  What is the rationale and expected return for this acquisition?  A:  The rationale for all of our acquisitions is to generate long‐term shareholder returns by applying our proven ‘Sell More’  and ‘Spend Less’ strategies to newly acquired businesses to create substantial multi‐year synergies.  Champion Europe  squarely hits on all four of our acquisition criteria.  It’s in our core categories.  It provides complementary revenue growth  opportunities.  It is justifiable based solely on cost synergies and it’s quickly accretive.  The purchase price is  approximately €200 million.  This transaction is valued at 10 times 2016 EBITDA and is expected to deliver an after‐tax  IRR in the low‐to‐mid teens.      Q:  What are some of the global growth initiatives for Champion?  A:  By unifying the Champion brand globally, we have significant opportunities to grow revenue by expanding our  distribution across product lines, across channels and across geographies.  In the U.S., we’ve developed a very broad  product line under Champion that spans from mass price points all the way up to the higher‐priced sporting goods and  department store channels.  We can now take this broad product line and sell it into Europe, Japan, Australia, and other  international markets.  As we build scale by expanding Champion’s distribution worldwide, we expect to be able to  leverage global product design as well as our low‐cost supply chain to further reduce costs and ultimately improve our  operating margins.  With this acquisition, we now sell Champion products on five continents and have approximately  $1.2 billion in Champion revenue worldwide.  We believe our Champion revenue can increase at high single‐digit to low  double‐digit rates and could approach $2 billion within five to six years.      Q:  Can you provide any insight into Champion Europe’s current financial performance?  A:  Champion Europe currently expects full‐year 2016 net sales of more than €190 million, EBITDA, excluding charges, of  approximately €20 million, and operating profit, excluding charges, of approximately €15.

5     Q:  Assuming the acquisition closes midyear 2016, what is the expected impact to Hanesbrands’ 2016 financial results?  A:  We will provide specific 2016 guidance once the acquisition has closed.  However, for estimation purposes, we expect  slightly less than half of Champion Europe’s estimated full‐year sales and roughly 40% of their estimated full‐year  operating profit to be generated in the second half of 2016.  Given the expected second half 2016 financials, along with  the expected incremental financing costs and amortization associated with the acquisition, Champion Europe is unlikely  to have a material impact on our consolidated 2016 earnings per share.      Q:  What is the expected financial contribution of the Champion Europe acquisition within three years?    A:  Over the next three years, excluding the broader global Champion growth opportunities, we believe Champion Europe’s  stand‐alone operations can increase revenue from more than €190 million to well over €250 million.  Through a  combination of supply chain synergies and revenue growth, we believe Champion Europe’s stand‐alone operations, over  the next three years, can increase operating profit, excluding charges, from roughly €15 million to well over €25 million.      Q:  Can you provide any insight into Champion Europe’s business operations?  A:  Champion Europe owns the trademark rights for the Champion brand in Europe, the Middle East and Africa.  The  Company, which is based in Italy, designs, sources and sells Champion athletic apparel and accessories wholesale to  retailers and directly to consumers via roughly 130 company‐owned stores.  The vast majority of Champion Europe’s  revenue is in Italy and Greece.  With respect to its merchandise mix, based on FY15 revenue, roughly 40% was men’s  apparel, roughly 30% was women’s apparel, roughly 20% was youth and toddler apparel and the remainder was  accessories.          Q: Given the value creation is more weighted toward complementary revenue growth opportunities, is there an increased  risk to achieving your expected IRR relative to prior acquisitions?  A:  No, like all of our acquisitions, we are able to justify Champion Europe based solely on the expected cost synergies, which  in this case will come almost entirely from supply chain synergies.  Champion Europe is not our first acquisition in which  the value creation was weighted toward complementary revenue growth.  This was also the case with both our Gear For  Sports and Knight Apparel acquisitions.  Looking at Gear For Sports, we are estimating approximately $350 million in  revenue for 2016, which is more than 50% higher than their revenue base of roughly $225 million at the time of our  acquisition in 2010.  Looking at Knights Apparel, we are estimating revenue of approximately $200 million in 2016, which  is approximately 20% higher than their 2014 revenue base of roughly $165 million.            Q:  Will Champion Europe be integrated into Hanes Europe Innerwear?  A:  No.  We run Innerwear and Activewear separately in the U.S. and we will do the same in Europe.  There are no real  synergies to be gained by integrating these two businesses.  Champion Europe will be integrated into our global supply  chain but it will be run as part of the global Champion Activewear business.            Q:  Are there any works council consultations required before the acquisition can close?  A:  No, there are no works council consultations required for this transaction.  This acquisition is subject to customary  closing conditions and is expected to close midyear 2016.          Q:  Excluding the purchase price, what are the total costs associated with the Champion Europe acquisition?  And what  portion will be cash‐based?  A:  We will provide more detail once the acquisition is closed and we have a detailed integration plan in place.

6       Knights Apparel‐related FAQ    Q:  How much did the Knights Apparel acquisition contribute to your first quarter 2016 results?  A:  For the first quarter 2016, Knights Apparel generated approximately $21 million in revenue and in‐line with their  historical seasonality, an operating loss, excluding charges, of approximately $(1) million.        # # #  Charges for Actions and Reconciliation to GAAP Measures  Adjusted EPS, adjusted net income, adjusted operating profit (and margin), adjusted SG&A, adjusted gross profit (and  margin) and EBITDA are not generally accepted accounting principle measures. Adjusted EPS is defined as diluted EPS  excluding actions and the tax effect on actions. Adjusted net income is defined as net income excluding actions and the tax  effect on actions. Adjusted operating profit is defined as operating profit excluding actions. Adjusted gross profit is defined  as gross profit excluding actions. Adjusted SG&A is defined as selling, general and administrative expenses excluding  actions. EBITDA is defined as earnings before interest, taxes, depreciation and amortization.    Hanes has chosen to provide these non‐GAAP measures to investors to enable additional analyses of past, present and  future operating performance and as a supplemental means of evaluating company operations. Non‐GAAP measures  should not be considered a substitute for financial information presented in accordance with GAAP and may be different  from non‐GAAP or other pro forma measures used by other companies. See Table 2 and Table 5 attached to our press  release dated April 21, 2016 to reconcile these non‐GAAP financial measures to the most directly comparable GAAP  measure.    Excluding Champion Europe, Hanes’ current estimate for pretax charges in 2016 for acquisition and integration actions is  approximately $85 million.  On a GAAP basis, full‐year 2016 diluted EPS will vary depending on actual performance, pretax  charges and tax rate. GAAP diluted EPS could be in the range of $1.63 to $1.73. GAAP operating profit for 2016 could be in  the range of $835 million to $865 million.    Cautionary Statement Concerning Forward‐Looking Statements  This press release includes forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933  and Section 21E of the Securities Exchange Act of 1934. Forward‐looking statements include all statements that do not  relate solely to historical or current facts, and can generally be identified by the use of words such as “may,” “believe,”  “will,” “expect,” “project,” “estimate,” “intend,” “anticipate,” “plan,” “continue” or similar expressions. In particular,  among others, statements about our 2016 financial guidance and the HanesBrands acquisition of Champion Europe and  Knights Apparel, as well as the re‐acquisition of the rights to Champion in Japan from Goldwin, Inc.   (the “acquisitions”),  including integration plans and the expected impact of the acquisitions on HanesBrands’ sales, earnings, operating profit  and cash flow from operations, are forward‐looking statements. Forward‐looking statements inherently involve many  risks and uncertainties that could cause actual results to differ materially from those projected in these statements.  Where, in any forward‐looking statement, we express an expectation or belief as to future results or events, such  expectation or belief is based on the current plans and expectations of our management, expressed in good faith.  However, there can be no assurance that the expectation or belief will result or will be achieved or accomplished, and  actual results may differ materially from those contemplated by the forward‐looking statements. A number of important  factors could cause actual results to differ materially from those contemplated by the forward‐ looking statements,  including, but not limited to our ability to successfully integrate acquired businesses; any inadequacy, interruption,  integration failure or security failure with respect to our information technology; the impact of significant fluctuations  and volatility in various input costs, such as cotton and oil‐related materials, utilities, freight and wages; our ability to

7     manage our inventory effectively and accurately forecast demand for our products; the highly competitive and evolving  nature of the industry in which we compete; the risk of improper conduct by any of our employees, agents or business  partners that threatens our reputation and ability to do business; our complex multinational tax structure; significant  fluctuations in foreign exchange rates; our ability to access sufficient capital at reasonable rates or commercially  reasonable terms or to maintain sufficient liquidity in the amounts and at the times needed; risks associated with our  indebtedness; and other risks identified from time to time in our most recent Securities and Exchange Commission  reports, including our annual report on Form 10‐K and quarterly reports on Form 10‐Q.Since it is not possible to predict  or identify all of the risks, uncertainties and other factors that may affect future results, the above list should not be  considered a complete list. We believe these forward‐looking statements are reasonable; however, undue reliance  should not be placed on any forward‐looking statements, which are based on current expectations. All forward‐looking  statements speak only as of the date hereof. We undertake no obligation to update or revise  forward‐looking  statements that may be made to reflect events or circumstances that arise after the date made or to reflect the  occurrence of unanticipated events, other than as required by law.